                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                               FINOTEC GROUP, INC.
  -----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------

     5) Total fee paid:

------------------------------------------------------------------------------

PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
-----------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
------------------------------------------------------------------------------
     3) Filing Party:
------------------------------------------------------------------------------
     4) Date Filed:
------------------------------------------------------------------------------

                               FINOTEC GROUP, INC.


       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 17, 2004


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Finotec Group, Inc., a Nevada corporation (the "Company"), will be held at 118 Rue Lecourbe, 75015 Paris, First Floor on Wednesday March 17 at 10:00 a.m. (local time), for the following purposes:

     (1) To elect members of the Board of Directors to serve for the ensuing year and until their successors are elected; and

     (2) (i) To approve the amendment of the Company's Stock Option Plan, as amended, (a) to increase the aggregate number of shares of the Company's Common Stock authorized for issuance under such plan by 39,000,000 shares from 1,000,000 to 40,000,000 shares to be issued at fair market value, (b) to be administered by the Board of Directors or an audit committee and (c) to eliminate and to remove any limitation of share ownership so as to allow options to be granted to any officer, director and employee of the Company irrespective of their share ownership; (ii) to provide for the automatic grant to Didier Essemini, the Chief Executive Officer of the Company, of a stock option award of options for 33,018,483 shares of Common Stock, and (iii) to provide a grant to Cyril Cohen the Chief Technological Officer of the Company and to retain his services to the Company, of a stock option award of options for 2,000,000 shares of Common Stock.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on December 1, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only holders of the Company's Common Stock at the close of business on the record date are entitled to vote at the Annual Meeting.

By Order of the Board of Directors,



/s/ Didier Essemini
------------------------------------
Didier Essemini
Chief Executive Officer

January 15, 2004

                             YOUR VOTE IS IMPORTANT

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, EVEN IF YOU DO PLAN TO ATTEND, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. RETURNING A SIGNED PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE ANNUAL MEETING, IF YOU SO DESIRE, BUT WILL HELP THE COMPANY SECURE A QUORUM AND REDUCE THE EXPENSE OF ADDITIONAL PROXY SOLICITATION. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU MUST OBTAIN FROM THE RECORDHOLDER A PROXY ISSUED IN YOUR NAME.


                               FINOTEC GROUP, INC.


ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY MARCH 17 AT 10:00 a.m.
           (LOCAL TIME) AT 118 RUE LECOURBE, 75015 PARIS, FIRST FLOOR


                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

     This Proxy Statement is furnished to the shareholders of Finotec Group, Inc., a Nevada corporation (the "Company"), in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company. The proxies solicited hereby are to be voted at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at 118 Rue Lecourbe, 75015 Paris, First Floor on Wednesday March 17 at 10:00 a.m. (local time), and at any and all adjournments and postponements thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

     The executive offices of the Company are located at 18 West 33rd Street, New York, New York 10001 . The telephone number is 1-866-243-0771. This Proxy Statement and the accompanying form of proxy will be mailed to shareholders entitled to vote at the Annual Meeting on or about January, 2004.

     A form of proxy is enclosed for your use. The shares represented by each properly executed, unrevoked proxy will be voted as directed by the shareholder for the nominees to the Board of Directors and for any other matter to be brought before the shareholders. If no direction is made, the shares represented by each properly executed proxy will be voted for management's nominees for the Board of Directors and for each other matter brought before the shareholders.

     Any proxy given may be revoked at any time prior to the exercise thereof by filing with the Secretary of the Company at the Company's executive offices a written instrument revoking such proxy or by the filing of a duly executed proxy bearing a later date. Any shareholder present at the Annual Meeting who has given a proxy may withdraw it and vote his shares in person if such shareholder so desires. Attendance at the meeting will not, by itself, revoke a proxy.

     It is contemplated that the solicitation of proxies will be made primarily by mail. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the shares and may reimburse them for their expenses in so doing. Should it appear desirable to do so in order to ensure adequate representation of shares at the Annual Meeting, officers, agents and employees of the Company may communicate with shareholders, banks, brokerage houses and others by telephone, facsimile, or in person to request that proxies be furnished. No additional compensation will be paid to directors, officers or other regular employees of the Company for such services. All expenses incurred in connection with this solicitation, including preparation, assembly, printing and mailing of this Proxy Statement, will be borne by the Company. The Company has no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but reserves the option of doing so if it should appear that a quorum otherwise might not be obtained.

     Only holders of record of the Company's Common Stock, $.001 par value, at the close of business on September 1, 2003 are entitled to notice of and to vote at the Annual Meeting. As of September 1, 2003, the Company had issued and outstanding 34,985,241 shares of Common Stock.

     Each share of Common Stock is entitled to one vote on all matters to be voted upon at the Annual Meeting. Votes at the Annual Meeting, including those cast in person or by proxy, will be tabulated by the Inspector of Elections appointed by the Board of Directors, who will separately tabulate affirmative and negative votes, abstentions and non-votes. Abstentions from voting and broker non-votes will be counted for purposes of determining the existence of a quorum, but are not counted for any purpose in determining whether a matter has been approved.

              [The Remainder of This Page Intentionally Left Blank]

              SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS
                       AND CERTAIN BENEFICIAL OWNERS

    The following table sets forth information concerning ownership of the Company's common stock, as of December 2003, by (i) each person known by the Company to be the beneficial owner of more than five percent of the common stock, as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, (ii) each director of the Company, (iii) the Chief Executive Officer, (iv) other executive officers, and (v) all current executive officers and directors of the Company as a group.


Name and Address of                 Amount and Nature of               Percent of Company
Beneficial Owner                    Beneficial Ownership (1)           Common Stock
------------------------            -------------------------------    -------------------
Didier Essemini                                3,057,500                           8.73%
Guy Senbel                                     2,302,650                           6.58%
Gil Ovadia                               option to purchase                           --
                                           100,000 shares                             --

Directors and Officers as a Group              5,401,510                          31.85%

(1) Percentage of ownership is based on 34,985,241 shares of Common Stock issued and outstanding as of January 31, 2002.

Gan Paradis Ltd. owns 6,115,000 unregistered Shares or 17.4% of the Company. Registered Office
Kings Court
PO Box N-3944
Bay Street
Nassau, Bahamas

Director
Allistair Matthew Cunningham

Bee Byte Ltd.owns 5,482,500 unregistered shares or 15.6% of the Company. Registered Office
Kings Court
PO Box N-3944
Bay Street
Nassau, Bahamas

Director
Jesse Grant Hester

Mr. Patrick Chemoul owns 2,687,500 unregistered shares or 7.68% of the Company. Address 80 rue de Rivoli 75004 Paris France

Pras Holding Ltd. owns 3,356,151 Registered shares or 9.59% of the Company 5th Floor Steam Paket House
70 Cross Street
Manchester
England M2 4JU

1. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 and includes shares underlying any options. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all securities beneficially owned by them.


PROPOSAL 1 -- ELECTION OF DIRECTORS NOMINEES

     Directors are elected at each annual meeting of shareholders and hold office until the next annual meeting of shareholders or until their respective successors are elected and qualified, or until such Director's earlier death, resignation or removal. The Board of Directors is presently composed of three members. The following persons are nominees for election as Directors of the Company, have each consented to serve as a Director if elected and are presently serving as Directors of the Company: Didier Essemini, Guy Senbel and Gil Ovadia.

     The three candidates receiving the highest number of affirmative votes cast at the meeting will be elected Directors of the Company. Management proxies will be voted FOR the election of all of the above-named nominees unless the shareholder indicates that the proxy shall not be voted for all or any one of the nominees. If for any reason any nominee should, prior to the Annual Meeting, become unavailable for election as a Director, an event not now anticipated, the proxies will be voted for such substitute nominee, if any, as may be recommended by management.

Didier  Essemini

     Mr. Essemini is the President and a Director for the Company. Mr. Essemini graduated from the Sorbonne University in Paris with an MBA. He worked at Bank Hapoalim in Israel from 1994 to 1998. In 1998 Mr. Essemini started a brokerage company and implemented a front end internet solution for currency trading known as "Forexcash". Today Forexcash is a fully owned subsidiary of the Company.


Guy Senbel

     Mr. Senbel is the Secretary and a Director for the Company. Mr. Senbel was President of the holding company of BS Decoration. Mr. Senbel attended University in France.


Gil Ovadia

     Mr. Ovadia is a director of the Company. Mr. Ovadia graduated with degrees in Law & Economics from Keele University (UK). Mr. Ovada has worked as a Solicitor in London for the last 12 years. Mr. Ovadia founded Silvergate Management Ltd. a property and financial services company which provides property and corporate management services.




     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES.

PROPOSAL 2 -- APPROVAL OF STOCK OPTION PLAN, AS AMENDED, AND GRANT OF STOCK OPTIONS TO CEO

     In 1999, the Board of Directors adopted, and the shareholders subsequently approved, the Stock Option Plan and reserved 1,000,000 shares of Common Stock for issuance under the Stock Option Plan.

     The Stock Option Plan provides for the automatic grant of stock options to purchase shares of Common Stock to employees of the Company.

     In April of 2003, the Board approved (i) a resolution to provide for the automatic grant to Didier Essemini, the Chief Executive Officer of the Company, a stock option award of 33,018,483 shares of Common Stock, and (ii) to provide a grant to Cyril Cohen, for services to the Company and to retain his services to the Company, of a stock option award of options for 2,000,000 shares of Common Stock and (iii) a resolution to take measures necessary to provide the options, and so now seeks an amendment to the Stock Option Plan, subject to shareholder approval, (a) to increase the aggregate number of shares of the Company's Common Stock authorized for issuance under such plan by 39,000,000 shares from 1,000,000 to 40,000,000 shares to be issued at fair market value,.

     Shareholders are requested in this Proposal 2 to approve the Stock Option Plan, as amended and to approve the granting of the stock options for 33,018,483 shares of Common Stock to the CEO of the company, Didier Essemini and the granting of stock options for 2,000,000 shares of Common Stock to Cyril Cohen, the Chief Technological Officer of the Company. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Stock option Plan, as amended, and to approve the granting of the stock options to Didier Essemini, the CEO of the Company and Cyril Cohen, the Chief Technological Officer of the Company. Abstentions and brokers non-votes are counted towards a quorum but are not counted for any purpose in determining whether a matter is approved.

     If the Stock Option Plan, as amended, is not approved, the Company will not be able to grant additional options beyond the shares remaining under the Stock Option Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE STOCK OPTION PLAN, AS AMENDED, AND THE GRANTING OF THE OPTIONS TO THE CEO OF THE COMPANY, DIDIER ESSEMINI

     The essential features of the amendment to the Stock Option Plan and the granting of the stock option to the CEO are outlined below:

PURPOSE

     The purpose of the amendment of the Stock Option Plan is to increase the amount of shares authorized for issuance at fair market value so as to retain the services of the CEO of the Company, Didier Essemini, and to attract and to retain the services of persons capable of serving in the administration of the Company and to provide incentives for such persons to exert maximum efforts to promote the success of the Company.


ADMINISTRATION

     The Stock Option Plan will be administered by the Board of Directors of the Company or an audit committee. The Board has the final power to construe and interpret the Stock Option Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board is authorized to delegate administration of the Stock Option Plan to a committee of not fewer than two members of the Board.


COMMON STOCK SUBJECT TO THE STOCK OPTION PLAN

     If options granted under the Stock Option Plan expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such options may become available for issuance under the Stock Option Plan.


TERMS OF OPTIONS

     Option Exercise. The option granted to Didier Essemini and Cyril Cohen under the Stock Option Plan shall vest immediately upon the date of grant. The Stock Option Plan will be amended to allow the vesting and pricing of options awarded under the Stock Option Plan to be at the discretion of the Board of Directors of the Company.

     Exercise Price; Payment. The exercise price of the options granted under the Stock Option Plan to Didier Essemini and Cyril Cohen is $.001 which the Board of Directors determines to be the fair market value of the Common Stock of the Company.


     Transferability; Term. Under the Stock Option Plan, an option may not be transferred by the optionholder, except by will or the laws of descent and distribution. During the lifetime of an optionholder, an option may be exercised only by the optionholder. The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ("Expiration Date") ten years from the date of grant.


     Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Stock Option Plan as may be determined by the Board of Directors.


ADJUSTMENT PROVISIONS

          If there is any change in the stock subject to the Stock Option Plan or subject to any option or granted under the Stock Option Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Stock Option Plan and options outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to the plan and the class, number of shares and price per share of stock subject to outstanding options.

EFFECT OF CERTAIN CORPORATE EVENTS

     In the event of certain mergers, reverse mergers or consolidations of the Company, the surviving corporation shall be obligated to assume all options granted under the Stock Option Plan. Under the Stock Option Plan, as amended, upon the occurrence of certain additional change of control events such as (a) a dissolution or liquidation of the Company; (b) a sale of substantially all of the assets of the Company; (c) an acquisition of a majority of the beneficial ownership of the Company, and (d) a greater than 50% shift in the current Board of Directors without prior Board approval, the surviving corporation shall similarly be obligated to assume all options granted under the Stock Option Plan, as amended.


DURATION, AMENDMENT AND TERMINATION

     The Board of Directors may amend, suspend or terminate the Stock Option Plan at any time or from time to time. No amendment will be effective unless approved by the shareholders of the Company within twelve months before or after its adoption by the Board if the amendment would: (i) increase the number of shares reserved for options under the plan; or (ii) modify the plan in any other way if such modification requires shareholder approval.


FEDERAL INCOME TAX INFORMATION

     Stock Options. Stock options granted under the Stock Option Plan are subject to federal income tax treatment pursuant to rules governing options.


                           --------------------------


     The Company's executive compensation programs are designed to attract and retain executives capable of leading the Company to meet its business objectives and to motivate them to enhance long-term shareholder value.


The material in this report and in the following information is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

MANAGEMENT REMUNERATION

     The following table sets forth the compensation paid during the fiscal year ended January 31, 2002 to the Company's Chief Executive Officer and each of the Company's officers and directors. No other person received compensation equal to or exceeding $100,000 in fiscal 2001 and no bonuses were awarded during fiscal 2001.



                                         Annual Compensation                     Awards             Payouts
                                   -------------------------------      -------------------------   ---------
                                                           Other                                                All
                                                           Annual        Restricted    Securities               Other
                                                           compen-         Stock      Underlying     LTIP     Compen-
                            Fiscal                         sation         Award(s)    Options/SAR   Payouts    sation
Name and Principal Position  Year  Salary ($)  Bonus ($)    ($)             ($)          (#)          ($)        ($)
---------------------------- ----  ----------  ---------   -------       -----------  ------------  ---------  --------
Didier Essemini
President,                   2001     58,090         --       --         100,000             --         --       --
Director

Guy Senbel
Director                     2001         --         --       --              --             --         --       --

Gil Ovadia
Director                     2001         --         --       --         100,000             --         --       --



Risk Factors Associated with the stock option issuance and amendment of the stock plan

    Significant Dilutive Effects. The stock option issuances provide for the issuance by the Company of 35,018,483 shares of common stock. The issuance of the stock options will substantially dilute the ownership interests and voting rights of existing shareholders. In this regard, Didier Essemini's interest in the Company will be such that Mr. essemini will have control of the Company. Upon acquiring control, no action requiring shareholder approval could be effected without the approval of Mr. essemini.

    Board Representation and Conflicts of Interest. Mr. Essemini's ownership of the Company's common stock and representation on the Board create a potential conflict of interest. In particular, although Mr. Essemini will owe a fiduciary duty to all shareholders of the Company, he may have interests that diverge or even conflict with those of the Company.

    Diminished Ability to Sell the Company to Other Parties.  By virtue of
Mr. Essemini's ownership of a majority of the outstanding shares of common stock upon completion of the issuance of the stock option a potential buyer might be deterred from any effort to acquire the Company absent the consent of Mr. Essemini. As a result, the issue of shares of the Company's common stock to Mr. Essemini could have the effect of preventing or discouraging an attempt by another person or entity to take over or otherwise gain control of the Company.

CHIEF EXECUTIVE OFFICER

     The granting of the Stock Options to Didier Essemini has been reviewed by the Board of Directors in light of his accomplishments in furthering the growth of the Company and the salaries paid and stock options granted to chief executive officers of comparable companies. While the Company and Didier Essemini have met most of their goals and objectives for the 2002 fiscal year, the Board of Directors determined that the Company is not in a position to pay Didier Essemini a cash bonus.

     The Board of Directors has determined that stock options granted under the Stock Option Plan would assist in retaining the services of the CEO Didier Essemini and rewarding him for his achievements in furthering the growth of the Company.

CHIEF TECHNOLOGICAL OFFICER

     The Board of Directors further determined that it is in the best interests of the Corporation to issue options for shares to the Chief Technological Officer, Cyril Cohen, who is providing valuable service to the Corporation and assisting in developing the Corporation's technical operations as well as providing advanced technological expertise to the Company.


SUBMISSION OF SHAREHOLDER PROPOSALS

     Shareholders are advised that any shareholder proposal intended for consideration at the Annual Meeting must be received by the Company, at the address set forth on the first page of this Proxy Statement, no later than March 10, 2004 to be included in the proxy material for the Annual Meeting. It is recommended that shareholders submitting proposals direct them to the Secretary of the Company and utilize certified mail, return receipt requested, in order to ensure timely delivery. Shareholders are also advised to review the Company's Bylaws, which contain additional requirements with respect to advance notice of shareholder proposals and director nominations.


ANNUAL REPORT

     A copy of the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2002, as filed with the SEC, including the financial statements is available on the SEC's EDGAR system at www.sec.gov under the name of the Company. Upon written request, the Company will furnish to shareholders a copy of such Annual Report on Form 10-K, upon payment of a fee limited to the Company's reasonable expenses in furnishing such Report. Such requests should be directed to the Secretary, at the Company's executive offices at 18 West 33rd Street, New York, New York 10001.


         DATE TO SUBMIT SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

    Any shareholder who wishes to submit a proposal for inclusion in the proxy materials to be distributed by the Company in connection with its annual meeting of shareholders to be held in 2004 must do so no later than March 10, 2004. To be eligible for inclusion in the 2004 annual meeting proxy materials of the Company, proposals must conform to the requirements set forth in Regulation 14A under the Securities Exchange Act of 1934. The Company may use its discretion in voting proxies with respect to shareholder proposals not included in the Company's proxy materials for the 2004 annual meeting of shareholders, unless the Company receives notice of such proposal(s) prior to March 10, 2004.

FORWARD-LOOKING STATEMENTS

     This Information Statement, as well as documents, reports and other information filed with the Commission, may contain certain "forward-looking" statements as such term is defined in the Private Securities Litigation Reform Act of 1995 or by the Commission in its rules, regulations and releases, which represent the Company's expectations or beliefs, including but not limited to, statements concerning the Company's operations, economic performance, financial condition, growth and acquisition strategies, investments, and future operational plans. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "believe," "anticipate," "intend," "could," "estimate," "might," or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond the company's control, and actual results may differ materially depending on a variety of important factors, including uncertainty related to acquisitions, governmental regulation, managing and maintaining growth, volatility of stock prices and any other factors discussed in this and other Company filings with the Commission.


OTHER MATTERS

     The Board of Directors knows of no matter to come before the Annual Meeting other than as specified herein. If other business should, however, be properly brought before the Annual Meeting, the persons voting the proxies will vote them in accordance with their best judgment.

     THE SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors,



/s/ Didier Essemini
------------------------------------
Didier Essemini
Chief Executive Officer

January 15, 2004

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS OF FINOTEC GROUP, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned appoints ____________ as its proxy with full power of substitution, to vote all shares of Common Stock of Finotec Group,Inc.("Finotec" or the "Company"), which the undersigned is entitled to vote, at the Annual Meeting of Shareholders of Finotec to be held held at 118 Rue Lecourbe, 75015 Paris, First Floor on Wednesday March 17 at 10:00 a.m. (local time), and at all adjournments thereof, upon the following matters:

    The Board of Directors recommends votes for:

    (1) Election of Didier Essemini, Guy Senbel and Gil Ovadia as Directors of the Company to serve until the next Annual Meeting or until their successors are elected and qualified.

[ ] FOR all nominees listed above (except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY to vote for all nominees listed above


(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)






    (2) (i) To approve the amendment of the Company's Stock Option Plan, as amended, (a) to increase the aggregate number of shares of the Company's Common Stock authorized for issuance under such plan by 39,000,000 shares from 1,000,000 to 40,000,000 shares to be issued at fair market value, (b) to be administered by the Board of Directors or an audit committee and (c) to eliminate and to remove any limitation of share ownership so as to allow options to be granted to any officer, director and employee of the Company irrespective of their share ownership, (ii) to provide for the grant to Didier Essemini, the Chief Executive Officer of the Company, stock options of 33,018,483 shares of Common Stock , and (iii) to provide a grant to Cyril Cohen, for consulting services to the Company and to retain his consulting services to the Company, of a stock option award of options for 2,000,000 shares of Common Stock..

             [ ] FOR            [ ] AGAINST            [ ] WITHHOLD

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE. IF ANY NOMINEE NAMED ABOVE DECLINES OR IS UNABLE TO SERVE AS A DIRECTOR, THE PERSONS NAMED AS PROXIES SHALL HAVE FULL DISCRETION TO VOTE FOR ANY OTHER PERSON WHO MAY BE NOMINATED. WHEN PROPERLY EXECUTED, THIS PROXY ALSO AUTHORIZES THE PROXY HOLDERS TO ACT IN ACCORDANCE WITH THEIR DISCRETION UPON ALL MATTERS INCIDENT TO THE CONDUCT OF THE MEETING AND UPON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Dated: __________________
                                               Signature________________________

                                               Print Name_______________________

                              Signature (if held jointly)_______________________

                                               Print Name ______________________

          Please sign exactly as your name appears on your stock certificate. If the stock is registered in the names of two or more persons, each should sign.

          Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.